COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jan. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Unconditional Purchase Obligations

In the ordinary course of business, we enter into certain unconditional purchase obligations, which are agreements to purchase goods or services that are enforceable, legally binding, and that specify all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum, or variable price provisions; and the approximate timing of the transaction. Our purchase orders are based on current needs and are typically fulfilled by our vendors within a relatively short time horizon. As of January 31, 2025, our unconditional purchase obligations totaled approximately $32.5 million.

Licenses and Royalties

As discussed in Note 2, “Summary of Significant Accounting Policies”, we have received non-refundable grants from the IIA that have funded a portion of our research and development expenditures. The Israeli law under which the IIA grants are made limits our ability to manufacture products, or transfer technologies, developed using these grants outside of Israel. If we were to seek approval to manufacture products, or transfer technologies, developed using these grants outside of Israel, we could be subject to royalty requirements or be required to pay certain redemption fees. If we were to violate these restrictions, we could be required to refund any grants previously received, together with interest and penalties, and may be subject to criminal penalties.

Off-Balance Sheet Risk

In the normal course of business, we provide certain customers with financial performance guarantees, which are generally backed by bank guarantees and, in certain cases, by standby letters of credit. In general, we would only be liable for the amounts of these guarantees in the event that our nonperformance permits termination of the related contract by our customer, which we believe is remote. At January 31, 2025, we had approximately $31 million of outstanding bank guarantees and letters of credit relating primarily to these performance guarantees. As of January 31, 2025, we believe we were in compliance with our performance obligations under all contracts for which there is a financial performance guarantee, and the ultimate liability, if any, incurred in connection with these guarantees will not have a material adverse effect on our consolidated results of operations, financial position, or cash flows. Our historical non-compliance with our performance obligations has been insignificant. In addition the Company provided bank guarantees in the amount $3.3 million related to its offices in Israel and exports transaction towards the Israeli Chamber of Commerce.

Indemnifications

In the normal course of business, we provide indemnifications of varying scopes to customers against claims of intellectual property infringement made by third parties arising from the use of our products. Historically, costs related to these indemnification provisions have not been significant and we are unable to estimate the maximum potential impact of these indemnification provisions on our future results of operations.

To the extent permitted under Israeli law or other applicable law, we indemnify our directors, officers, employees, and agents against claims they may become subject to by virtue of serving in such capacities for us. We also have contractual indemnification agreements with our directors, officers, and certain senior executives. The maximum amount of future payments we could be required to make under these indemnification arrangements and agreements is potentially unlimited; however, we have insurance coverage that limits our exposure and enables us to recover a portion of any future amounts paid. We are not able to estimate the fair value of these indemnification arrangements and agreements in excess of applicable insurance coverage, if any.

In connection with the spin-off, we entered into a tax matters agreement (the “Tax Matters Agreement”) with Verint under which we and Verint each agreed to share the obligation to pay any taxes as shown on tax returns filed by Verint (or any member of its group), on one hand, and us (or any member of our group), on the other hand, such that we will be primarily responsible for any taxes related to, or arising in connection with Cognyte, and Verint will be responsible for any taxes related to, or arising in connection with, the remaining business of Verint, regardless of which party prepares and files any such tax return and whether such taxes arise prior to or after the spin-off.

We and Verint agreed to indemnify each other under the Tax Matters Agreement for certain actions or inactions that cause the distribution of our stock to fail to qualify as tax-free for U.S. federal income and Israeli tax purposes. If the distribution fails to qualify as tax-free due to no fault of either Verint or us, Verint and we will jointly be responsible for any resulting tax.

Under the terms of the Tax Matters Agreement, we and Verint agree generally to cooperate in preparing and filing tax returns and will retain and make available tax records to the other party. Contests with taxing authorities are generally controlled by whichever of us or Verint bears the potential liability for the contested tax. However, with respect to certain income tax returns of Verint group, Verint has an exclusive right to control any contest with taxing authorities regarding tax liabilities in connection with such income tax returns, even if we are allocated all or a portion of such taxes under the terms of the Tax Matters Agreement. If any tax contest relates to a failure of the spin-off to qualify as tax-free due to the fault of Verint or us, then the party at fault will control such tax contest. The change in gross unrecognized tax benefits during fiscal year 2023 includes an uncertain tax position that should have been recognized beginning in fiscal year 2019. The net unrecognized tax benefit associated with this uncertain tax position amounted to $4.7 million as of January 31, 2023, which has been recognized as an out-period-correction in the fourth quarter of fiscal year January 31, 2023. In addition, since the uncertain tax position originated prior to the Spin-Off Date, we have indemnified Verint for this amount under the Tax Matters Agreement between Verint and Cognyte that became effective on the Spin-Off Date. The rollover impact of this out-of-period correction was not material, individually or in the aggregate, to any of the Company’s previously reported net income (loss), comprehensive income (loss), or basic and fully diluted earnings (loss) per common share. During the fourth quarter of fiscal year ending January 31, 2024, the uncertain tax positions associated with Verint, as well as the corresponding indemnification asset, were reversed due to the expiration of the statute of limitations.
Legal Proceedings
On March 1, 2023, a putative securities class action complaint (the “Complaint”) was filed in the U.S. District Court for the Southern District of New York against Cognyte , its Chief Executive Officer and its Chief Financial Officer (collectively, “Defendants”) on behalf of all purchasers of the Company’s ordinary sharesduring the period between February 2, 2021, and June 28, 2022, and seeking unspecified damages. On November 10, 2023, the plaintiff filed an amended complaint (the “Amended Complaint”). The Amended Complaint asserts claims on behalf of all purchasers of the Company’s ordinary shares during the period between February 2, 2021, and January 19, 2023, and alleges that Cognyte and its Chief Executive Officer purportedly issued false and misleading statements and made omissions in violation of U.S. federal securities laws.
.On September 30, 2024, the court granted Defendants’ motion to dismiss, holding that (1) none of the alleged misstatements were actionable; (2) Cognyte’s CEO did not act with scienter; and (3) plaintiff failed to adequately allege that any purported losses were caused by the alleged misstatements.

On October 21, 2024, plaintiff filed a letter motion seeking leave to amend its operative complaint. The proposed second amended complaint raises substantially the same claims as the Amended Complaint. On October 28, 2024, Defendants filed a letter opposing leave to amend. The plaintiff filed a reply letter on November 7, 2024.
The Company has not accrued any losses in connection with this proceeding. The Company’s position is that this lawsuit has no merit, and that the case should be dismissed with prejudice.

We are a party to various litigation matters and claims that arise from time to time in the ordinary course of our business. While we believe that the ultimate outcome of any such current matters will not have a material adverse effect on us, their outcomes are not determinable and negative outcomes may adversely affect our financial position, liquidity, or results of operations.
In addition, under the Separation and Distribution Agreement we entered into with Verint in connection with the spin-off, the parties have agreed to certain other indemnification arrangements with respect to litigation claims and liabilities allocated in the spin-off.